UNITED STATES
SECURITIES & EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
(Amendment No. 1)

Information Required in Proxy Statement
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the
Definitive Proxy Statement	Commission Only (as permitted
Definitive Additional Materials	by Rule 14a-6(e)(2))
Soliciting Material Pursuant
to Rule 14a-11(c) or Rule 14a-12

                  Silverstar Holdings, Ltd.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4.	Date Filed:

SILVERSTAR HOLDINGS, LTD.

_________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST __, 2007

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Silverstar Holdings, Ltd. (the “Company”) will be held at the offices of the Company, 1900 Glades Road, Suite 435, Boca Raton, Florida 33431 on August __, 2007, at 9:00 a.m. (local time). The Special Meeting is being held for the following purposes:

1.	To consider and vote upon a proposal to approve, in accordance with NASDAQ Marketplace Rule 4350(i), the sale of issuance to certain accredited investors, including our Chairman and Chief Executive Officer, in a private placement transaction of 4,149,395 shares of the Company’s common stock, par value $.01 per share, and warrants to purchase up to an additional 4,344,826 shares of the Company’s common stock at an exercise price of $2.10 per share, at a purchase price of $1.45 per unit, for aggregate gross proceeds payable to the Company of $6,016,622 million (excluding any proceeds that may be received upon exercise of the warrants), which shares in the aggregate exceed 19.99% of the outstanding shares of the Company’s common stock.

2.	To consider and vote upon a proposal to amend and restate the Bye-laws of the Company.

3.	To consider and vote a proposal to approve and adopt the Company’s 2007 Stock Incentive Plan, which provides for the issuance of up to 2,000,000 shares of the Company’s common stock as stock awards or pursuant to options to directors, officers, employees and consultants of the Company.

4.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.

        The close of business on June 27, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the offices of the Company, 1900 Glades Road, Suite 435, Boca Raton, Florida 33431.

By Order of the Board of Directors, Dawna Ferguson Secretary

Hamilton, Bermuda
________ __, 2007

It is important that your shares be represented at the Special Meeting. Each stockholder is urged to sign, date and return the enclosed form of proxy which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company’s transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

SILVERSTAR HOLDINGS, LTD.
Clarendon House
Church Street, Hamilton HM CX, Bermuda

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
AUGUST __, 2007

        This Proxy Statement is furnished to the holders of Silverstar Holdings, Ltd.’s (“the Company,” “Silverstar,” “we,” “our,” “ours,” and “us”) common stock, par value $.01 per share, and to the holders of our Class B common stock, par value $.01 per share, in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at the Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held on August __, 2007, at 9:00 a.m., (local time), at the offices of the Company, 1900 Glades Road, Suite 435, Boca Raton, Florida 33431, and at any adjournments or postponements of such meeting. The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The approximate mailing date of this Proxy Statement is August __, 2007.

        The close of business on June 27, 2007 has been fixed by our Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of such meeting. As of the record date, there were 9,477,900 shares of our common stock outstanding and 814,786 shares of our Class B common stock outstanding, which are the only classes of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Special Meeting. Each share of our Class B common stock outstanding on the record date will be entitled to five votes on all matters to come before the Special Meeting.

        The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of our common stock will constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of the majority of outstanding shares of our common stock present, in person or by proxy, and entitled to vote at the Special Meeting is required (i) to approve, in accordance with NASDAQ Marketplace Rule 4350(i), the sale of issuance to certain accredited investors, including our Chairman and Chief Executive Officer, in private placement transaction of 4,344,826 shares of our common stock, and warrants to purchase up to an additional 4,344,826 shares of the Company’s at an exercise price of $2.10 per share, at a purchase price of $1.45 per unit, which shares of common stock in the aggregate exceed 19.99% of the outstanding shares of the Company’s common stock (Proposal 1), (ii) to approve our amended and restated Bye-laws (Proposal 2) and (iii) to approve and adopt our 2004 Stock Incentive Plan (Proposal 3). Abstentions and broker non-votes (i.e., when a nominee holding shares of the our common stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner) will be included in the number of shares present at the Special Meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted for the purpose of determining the outcome of the vote on Proposals 1, 2 and 3.

        Our Board of Directors has unanimously recommended a vote FOR Proposals 1, 2 and 3.

        It is important that your shares are represented at the Special Meeting, and, therefore, all stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, you are urged to, as promptly as possible, mark, sign, date and return enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Special Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

        Unless otherwise specified, all proxies received will be voted FOR each of the proposals set forth in the accompanying Notice of Special Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Special Meeting and electing to vote in person. Attendance at the Special Meeting without voting in person will not constitute revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of June 29, 2007, certain information as to the beneficial ownership of our common stock and Class B common stock by:

•	each person known by us to own more than five percent (5%) of our outstanding shares;

•	each of our directors;

•	our sole executive officer; and

•	all of our directors and sole executive officer as a group.

Amount and Nature of Beneficial Ownership (1)

Name and Address of Beneficial Stockholder	Position	Common Stock	Class B Common Stock (2)	Percentage of Ownership (1)(3)	Percentage of Voting Power (1)(3)
Michael Levy	Director	125,134(4)	604,786	7.4%	23.4%
9511 West River Street
Schiller Park, Illinois 60176

Clive Kabatznik	President, Chief	995,591(5)	190,000	11.6%	14.5%
1900 Glades Road	Executive Officer
Suite 435	Chief Financial
Boca Raton, Florida 33431	Officer and Director

Cornelius J. Roodt	Director	89,396(6)	-	*	*
P.O. Box 4001
Kempton Park
South Africa
Douglas Brisotti	Director	47,931(7)	-	*	*
1900 Glades Road
Suite 435
Boca Raton, Florida 33431
Edward Roffman	Director	13,227(8)	-	-	-
64 Milland Drive
Mill Valley, California 94941

Name and Address of Beneficial Stockholder	Position	Common Stock	Class B Common Stock (2)	Percentage of Ownership (1)(3)	Percentage of Voting Power (1)(3)

J. Morton Davis	N/A	789,524	-	7.8%	5.9%
44 Wall Street
New York, NY 10005.
All executive officers and directors as a group (5 persons)		1,282,624(9)	794,786	19.0%	38.2%

_________________

* Less than 1%.

(1)	Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Shares subject to stock options, warrants or convertible securities, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days after the date hereof.

(2)	Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of our Class B common stock indicated above.

(3)	For the purposes of this calculation, our common stock and our Class B common stock are treated as a single class of common stock. Our Class B common stock is entitled to five (5) votes per share, whereas our common stock is entitled to one (1) vote per share.

(4)	Includes 70,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 13,227 shares of restricted stock.

(5)	Includes 750,000 shares of our common stock issuable upon exercise of options, 500,000 that are immediately exercisable and 10,582 shares of restricted stock.

(6)	Includes 40,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 13,227 shares of restricted stock.

(7)	Includes 30,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 13,227 shares of restricted stock.

(8)	Includes 13,227 shares of restricked stock.

(9)	Includes 960,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 63,490 shares of restricted stock.

PROPOSAL 1
APPROVAL OF THE ISSUANCE OF 4,149,395 SHARES OF COMMON STOCK AND THE POTENTIAL ISSUANCE OF UP TO AN ADDITIONAL 4,344,826 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS AT AN EXERCISE PRICE OF $2.10 PER SHARE, AT A PRICE PER UNIT EQUAL TO $1.45

Introduction

        On July 5, 2007, we completed the first part of a two-part sale of our securities in a private placement transaction pursuant to a purchase agreement, dated July 2, 2007, by and among the Company and the purchasers named therein (the “Purchase Agreement”). Pursuant to the Purchase Agreement, we agreed to sell up to an aggregate of 6,206,890 shares (the “Shares”) of our common stock, par value $0.01 per share, and warrants (the “Warrants”) to purchase up to 4,344,826 shares of our common stock (the “Warrant Shares”) at an exercise price of $2.10 per share, at a price per unit of $1.45 (the “Financing”). The price per unit and the exercise price of the Warrants were approved by our Board of Directors.

        The sale and issuance of the Shares and Warrants has been structured to close in two closings. The first closing (the “First Closing”) was completed on July 5, 2007, pursuant to which we sold and issued an aggregate of 2,057,495 Shares and Warrants to purchase up to an aggregate of 1,440,234 shares of our common stock. We expect to sell an additional 4,149,395 shares of our common stock and warrants to purchase up to 2,904,592 shares of our common stock at the second closing (the “Second Closing”). The Second Closing is subject to the approval of this Proposal 1 by our stockholders. If stockholder approval of this Proposal 1 is obtained, the Second Closing is expected to occur promptly after the Special Meeting. If the stockholders do not approve this Proposal 1, there will be no Second Closing and no adjustment of the exercise price of the Warrants issued in the First Closing may have the effect of reducing the exercise price to a price which is less than $1.83 (the closing market price of our common stock on the trading day immediately preceding the date of the Purchase Agreement).

          THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED FOR SALE BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SO OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

        Assuming stockholder approval of this Proposal 1, we would receive approximately $6.0 million from the sale of approximately 4,149,395 shares of our common stock and warrants to purchase up to 2,904,592 shares of our common stock at an exercise price of $2.10 per share, or $1.45 per unit, at the Second Closing, excluding the exercise of the Warrants.

        The purchasers in the Financing consist of a limited number of accredited investors (the “Purchasers”), including our Chairman and our President, Chief Executive Officer, Chief Financial Officer and Director, and the sale of the Shares and Warrants is being made in reliance on Regulation D promulgated under the Securities Act, which offers exemptions from the registration requirements under the Securities Act. Roth Capital Partners, LLC is serving as placement agent for us in connection with the Financing.

Reason for Stockholder Approval

        Our common stock is listed on the NASDAQ Capital Market (“NASDAQ”), and, as a result, we are subject to NASDAQ’s rules. We are required to seek stockholder approval for the Second Closing in order to ensure compliance with Rule 4350 of the NASDAQ rules. NASDAQ Marketplace Rule 4350(i)(1)(D) requires stockholder approval prior to the sale or issuance or potential issuance of shares of common stock (or of securities convertible into or exercisable for shares of common stock) in a transaction other than a public offering (as defined by NASDAQ), where (i) the number of shares of common stock issued or to be issued is equal to 20% or more of a company’s outstanding common stock or 20% or more of the voting power of the company outstanding before the issuance, and (ii) the effective sale price of the common stock is less than the greater of the book or market value of the common stock. All of the units sold or to be sold in the Financing have been priced at $1.45 per unit (excluding shares issuable upon exercise of the Warrants issued or issuable in connection with the Financing). The closing market price of our common stock on June 29, 2007 (the trading day immediately preceding the date of the Purchase Agreement was $1.83.

         The Warrants have an exercise price of $2.10. The Warrants issued in the First Closing provide that no adjustment of the exercise price may have the effect of reducing the exercise price to a price which is less than $1.83. If this provision was not included in the Warrants issued in the First Closing, the Company could potentially issue shares of its common stock (or of securities convertible into or exercisable for shares of its common stock) in a transaction other than a public offering, where the number of shares of common stock issued or to be issued is equal to 20% or more of a company’s outstanding common stock before the issuance, and where the effective sale price is less than the market value of the common stock and, as a result, would have been required to obtain shareholder approval prior to the issuance of the Warrants at the First Closing pursuant to NASDAQ Marketplace Rule 4350(i)(1)(D)(ii). If this Proposal 1 is not approved no adjustment of the exercise price of the Warrants issued in the First Closing may have the effect of reducing the exercise price to a price which is less than $1.83 (the closing market price of our common stock on the trading day immediately preceding the date of the Purchase Agreement).

        Additionally, our Chairman and our President, Chief Executive Officer, Chief Financial Officer and Director will participate in the Second Closing.

Reasons for the Financing

        We needed additional capital to continue our operations. After considering numerous potential financing alternatives, including alternate financing structures, our Board of Directors determined that the Financing was the best available alternative and would provide the greatest potential value for us and our stockholders, as well as provide the necessary capital to pursue the our long-term strategic goals. Pursuant to the Purchase Agreement, we are required to use the net proceeds from the Financing solely for working capital purposes and not for the satisfaction of any portion of our debt.

        If the approval sought hereby is obtained and the other conditions to the Second Closing of the Financing are satisfied, the Company will raise up to approximately $9.0 million in the Financing, including approximately $6.0 million at the Second Closing, but excluding the exercise of the Warrants issued or issuable in connection with the Financing.

Summary of the Financing

        The terms of the Financing and a description of the Shares and the Warrants are summarized below. Copies of the form of the Purchase Agreement, the form of Warrant and the form of Registration Rights Agreement, dated July 2, 2007, among us and the Purchasers (the “Registration Rights Agreement”, and collectively with the Purchase Agreement and the Warrants, the “Transaction Documents”) have been filed by us as exhibits to our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2007, and you are encouraged to review the full text of the Transaction Documents.

Summary of Terms of the Purchase Agreement

        In order to participate in the Financings, the Purchasers entered into the Purchase Agreement. We have summarized the material provisions of the Purchase Agreement below. Defined terms used in this Summary and not otherwise defined herein have the meanings given thereto in the Purchase Agreement.

        Representations and Warranties. We provided the Purchasers with representations and warranties in the Purchase Agreement customary for transactions of this nature:

        In addition, each Purchaser made representations and warranties to us that are customary for transaction of this nature.

        The representations and warranties in the Purchase Agreement were made only for the purposes of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement as of specific dates.

        Covenants. The Purchase Agreement contains covenants customary for transactions of this nature. including, but not limited to:

•	Using our best efforts to obtain as soon as possible, but in any event by the 90th day following the First Closing, the approval of our stockholders as required by the rules and regulations of the NASDAQ Stock Market applicable to the Company in order to issue the Shares and Warrants at the Second Closing and the Warrant Shares issuable upon exercise of the Second Warrants and to otherwise perform our respective obligations under the transactions contemplated by the Transaction Documents, including approving (i) the issuance of in excess of 19.99% of the shares of Common Stock outstanding on the date of the Purchase Agreement at a price less than the closing price of the Common Stock on the trading day immediately preceding the date of the Purchase Agreement (“Stockholder Approval”); and

•	Immediately following the Stockholder Approval, each of Michael Levy, our Chairman and Clive Kabatznik, our President, Chief Executive Officer, Chief Financial Officer and a Directors, will convert all of their Class B common stock, par value $0.01 per share.

         Conditions to the Second Closing.

        Conditions of the Purchasers Obligations. The obligation of the Purchasers to purchase the Shares and Warrants at the Second Closing is subject to the satisfaction or waiver of specified conditions, including, but not limited to, the following:

•	the representations and warranties made by us set forth in the Purchase Agreement being true and correct in all material respects as of the Second Closing;

•	the performance by the Company of the covenants, agreements and conditions contained in the Transaction Agreements;

•	delivery of a customary legal opinion from our attorneys;

•	the absence of law, governmental order, regulation or third party consents or approvals prohibiting the sale of the Shares and Warrants;

•	the absence of a stop order or suspension of trading imposed by NASDAQ, the SEC or any other governmental or regulatory body with respect to the public trading in our common stock;

•	approval by our Board of Directors of the Financing;

•	the approval by our stockholders of this Proposal 1; and

•	the absence of a material adverse effect on our business, operations, assets, financial condition or prospects or on our ability to perform our obligations pursuant to the transactions contemplated by the Purchase Agreements.

        Conditions to the Company’s Obligations. Our obligation to issue the Shares and Warrants at the Second Closing is subject to, among other things, the satisfaction or waiver of specified conditions, including: the receipt of funds; the accuracy of the representations and warranties made by each Purchaser in the Purchase Agreement; the performance by the Purchasers of the covenants, agreements and conditions contained in the Purchase Agreement; the absence of any proceeding, law and governmental order; and approval by our stockholders of this Proposal 1.

         Summary of Terms of the Registration Rights Agreement

        Registrable Securities. The securities covered by the registration rights agreement (referred to in this proxy statement as the “registrable securities”) consist of: (i) the Shares and (ii) the Warrant Shares.

        Registration Period. The registration rights under the Registration Rights Agreement are effective until the earlier of (i) the fifth anniversary of the Second Closing or (ii) the date on which all Shares and Warrant Shares held by the holders are sold pursuant to Rule 144(k) under the Securities Act.

        Mandatory Registration. We have agreed to prepare and file with the SEC within 30 days of the First Closing a registration statement covering the resale of all registrable securities (other than Shares and Warrant Shares to be issued (or which shall be issuable) at the Second Closing if this Proposal 1 has not yet been approved). We have agreed to cause the registration statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the 90th day following the First Closing.

        If all of the registrable securities cannot be included in the registration statement referenced in the immediately preceding paragraph because of SEC comments or failure of the Company to obtain stockholder approval of this Proposal 1 by the time the initial registration statement was filed with the SEC, we agreed to file with the SEC by the earliest to occur of (x) the 60th day following such time as 75% of all registrable securities which are included in the registration statement required to be filed pursuant to the immediately preceding paragraph have been sold, (y) only if the Second Closing has taken place, the six-month anniversary of the date that the registration statement referred to in the immediately preceding paragraph was declared effective by the SEC and (z) twenty days following such time as the Company obtains approval of Proposal 1.

        Piggy-Back Registration. If at any time prior to the expiration of the registration period we propose to register any securities in connection with an underwritten public offering for cash, other than (i) the mandatory registrations referred to above, (ii) a registration statement on Form S-8 relating to equity securities issuable in connection with a company stock plan or other compensatory arrangements; or (iii) a registration statement on Form S-4, we are required to give each person holding registrable securities written notice thereof and to use our reasonable best efforts to cause to be registered all of the registrable securities that such holder requests to be registered.

        Registration Defaults. In the event of a registration default (as described below), we are required to pay to each Purchaser a cash amount equivalent to 1% of such Purchaser’s aggregate purchase price for such Purchaser’s registrable securities to be included in such registration statement for each thirty day period (or portion thereof) during which the registration default remains uncured; provided that, in no event shall we be required to pay any Purchaser more than 10% of the aggregate purchase price paid by such Purchaser for its shares and Warrants. The occurrence of any of the following events constitutes a registration default:

•	a registration statement is not filed on or prior to its applicable filing date covering the registrable securities required under the Registration Rights Agreement,

•	a registration statement is not declared effective by the SEC on or prior to its required date that the effectiveness date, or if by the trading day immediately following the applicable effective date we have not filed a “final” prospectus for the registration statement with the SEC under Rule 424(b), or

•	if after any registration statement is declared to be effective, we suspend it or it ceases to be effective as to all registrable securities for more than an aggregate of 20 trading days per year (which need not be consecutive).

        Expenses. We will bear all the expenses incurred in connection with the registration of the registrable securities including, but not limited to, registration costs, qualification and filing fees, printing expenses, and blue sky fees. All expenses relating to the sale of securities registered by or on behalf of any holder, including commissions and expenses of legal counsel for any holder, shall be borne by such holder.

         Summary of Terms of the Warrants

        For each Share purchased in the Financing, each purchaser shall receive a warrant to purchase 0.70 shares of our common stock. The Warrants are exercisable six months after the date of issuance and remain exercisable until the fifth year anniversary of the date of issuance. The warrants are exercisable at a per share price of $2.10, subject to proportional adjustments for stock splits, stock dividends, recapitalizations and the like. If not exercised after five years, the warrants will terminate.

        The exercise price of the Warrants will be adjusted and the number of shares of common stock to be issued upon exercise of the Warrants will be adjusted upon the occurrence of, among other things, the payment of stock dividend, a stock split, the merger or sale of the Company, or reclassification of the Company’s capital. In addition, the Warrants include certain anti-dilution provisions in connection with future issuances by the Company of securities which would entitle the holder to acquire common stock below the then applicable exercise price.

        Until the Company receives stockholder approval for the Warrants issued in the First Closing, no adjustment of the exercise price may have the effect of reducing the exercise price to a price which is less than $1.83 (the closing bid price of our common stock on the business day immediately preceding the date of the Purchase Agreement).

Interest of Certain Directors and Officers

        Michael Levy, our Chairman, agreed to purchase 68,965 Shares and Warrants to purchase 48,276 shares of Common Stock at the Second Closing for an aggregate investment of $100,000 on the same terms and conditions as the other Purchasers. Clive Kabatznik, our President, Chief Executive Officer, Chief Financial Officer and a Director, agreed to purchase 137,931 Shares and Warrants to purchase 96,552 shares of Common Stock at the Second Closing for an aggregate investment of $200,000 on the same terms and conditions as the other Purchasers. The purchase price per unit to be paid by each of Messrs. Levy and Kabatznik represents a 21% discount to the market price of the Common Stock on June 29, 2007 (the trading day immediately preceding the date of the Purchase Agreement.

        Assuming that this Proposal 1 is approved, Messrs. Levy and Kabatznik will purchase 1.1% and 2.2%, respectively, of the Shares and Warrants issued in the Financing.

Placement Agent

        Roth Capital Partners LLC (the “Placement Agent”) is acting as our placement agent in the Financing. Pursuant to our engagement letter agreement with the Placement Agent, we agreed to pay the Placement Agent a cash fee of 8% of the gross proceeds received by us from investors in the Financing and issue the Placement Agent warrants to purchase our common stock in an amount equal to 3% of the warrants issued in the Financing.

Principal Effects of Approval or Non-Approval of the Proposal

        If the Proposal 1 is approved by the stockholders, we, in compliance with the NASDAQ rules, will complete the sale or issuance of up to approximately 4,149,395 shares of our common stock (including warrants exercisable for our common stock) at a discount to market price and to book value of our common stock, in an offering that is not a “public offering” as defined by NASDAQ and in a transaction involving investors. This approval would not limit our ability to engage in a public offering, as defined by NASDAQ, or to issue or sell a number of shares of our common stock (including shares issuable upon conversion or exercise of convertible debt, warrants or other securities exercisable for or convertible into our common stock) that is less than 20% of the outstanding shares on terms that might or might not be similar to those in this proposal.

        The voting provisions of our common stock and Class B common stock and the broad discretion conferred upon our Board of Directors with respect to the issuance of series of preferred stock, including with respect to voting rights, could substantially impede the ability of one or more shareholders acquiring sufficient influence over the election of directors and other matters to effect a change in control or management, and our Board of Directors’ability to issue preferred stock could also be utilized to change our economic and control structure. Those provisions, together with certain other provisions of our Bye-laws summarized in the succeeding paragraph, may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a shareholder might consider in his, her or its best interest, including attempts that might result in a premium over the market price for our common stock.

        Our Bye-laws establish an advance notice procedure for the nomination, other than by or atthe direction of our Board of Directors, of candidates for election as directors at annual general meetings of shareholders. In general, notice of intent to nominate a director at such meeting must be received by us not less than 90 days prior to the meeting and must contain certain specified information concerning the person to be nominated and concerning the shareholder submitting the proposal. We currently have no plans to adopt any provisions to our Bye-laws or enter into any other arrangements that would have material anti-dilution consequences. Additionally, we do not have knowledge of any effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise.

        If approved, this Proposal 1 would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, current stockholders who are not participating in the Financing would own a smaller percentage of our outstanding common stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of the Company. The sale or resale of any of our common stock issued pursuant to the financing could cause the market price of our common stock to decline.

        Our stockholders will incur dilution of their percentage ownership in the Company as a result of the Financing. Immediately prior to the First Closing there were 10,292,686 shares of our common stock outstanding. Immediately following the First Closing, 13,790,415 shares of our common stock were outstanding, after giving effect to the issuance of 2,057,495 shares of our common stock and 1,440,234 shares of our common stock issuable upon conversion of the Warrants issued at the First Closing. Immediately following the Second Closing, a total of 20,844,402 shares of our common stock will be outstanding after giving effect to the issuance of 4,149,395 shares of our common stock and 2,904,592 shares of our common stock issuable upon conversion of the Warrants issued at the Second Closing.

        Michael Levy and Clive Kabatznik, who prior to the First Closing owned 7.4% and 11.6%, respectively, of our common stock, and 23.4% and 14.5%, respectively, of our total voting power, are purchasers in the Second Closing. Immediately following the First Closing Messrs. Levy and Kabatznik owned 5.3% and 8.6%, respectively, of our common stock, and 18.6% and 11.5%, respectively, of our total voting power, after giving effect to the issuance of 2,057,495 shares of our common stock and 1,440,234 shares of our common stock issuable upon conversion of the Warrants issued at the First Closing. Immediately following the Second Closing, but prior to the conversion of the Class B common stock, Messrs. Levy and Kabatznik will own 4.1% and 6.8%, respectively, of our common stock, and 13.6% and 9.1%, respectively, of our total voting power, after giving effect to the issuance of 4,149,395 shares of our common stock and 2,904,592 shares of our common stock issuable upon conversion of the Warrants issued at the Second Closing.

        All of our directors and our one executive officer prior to the First Closing owned 20.5% of our common stock and 39.1% of out total voting power. Immediately following the First Closing all of our directors and our one executive officer owned 15.0% of our common stock and 30.9% of our total voting power, after giving effect to the issuance of 2,057,495 shares of our common stock and 1,440,234 shares of our common stock issuable upon conversion of the Warrants issued at the First Closing. Immediately following the Second Closing, but prior to the conversion of the Class B common stock, our directors and our one executive officer will own 11.6% of our common stock and 23.3% of our total voting power, after giving effect to the issuance of 4,149,395 shares of our common stock and 2,904,592 shares of our common stock issuable upon conversion of the Warrants issued at the Second Closing.

        Pursuant to the Purchase Agreement Messrs. Levy and Kabatznik agreed to convert all of their shares of our Class B common stock immediately following the approval of Proposal 1. Therefore immediately following the conversion of the Class B common stock Messrs. Levy and Kabatznik will own 4.1% and 6.8%, respectively, of our common stock and total voting power and all of our directors and our one executive officer will own 11.6% of our common stock and total voting power.

        Although the beneficial ownership and total voting power of our directors and one executive officer will significantly decrease after the Financing they may still be able to influence all matters that require approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions.

        The First Closing does not require stockholder approval and will be unaffected if stockholders do not approve this Proposal 1. If Proposal 1 is not approved no adjustment of the exercise price of the Warrants issued in the First Closing may have the effect of reducing the exercise price to a price which is less than $1.83 (the closing bid price of our common stock on the business day immediately preceding the date of the Purchase Agreement).

Required Vote

        The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting, excluding for this purpose any shares sold and issued at the First Closing of the Financing, is required to approve the Second Closing of the Financing. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL 2
APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS OF THE COMPANY

        On December 29, 2006 the Companies Amendment Act 2006 (the “Amendment Act”) was enacted in Bermuda. This new legislation was passed with a view to modernizing the Bermuda Companies Act 1981 (the “Act”). We are asking our stockholders to amend and restate the Company’s bye-laws (the “Bye-laws”) in light of these changes to the Act.

Resolutions in Writing

        Prior to the enactment of the Amendment Act, a company was permitted to pass stockholder resolutions in writing provided the resolutions were signed by all the stockholders of the company. For public companies this mechanism had no practical effect. The Amendment Act provides that stockholders may take action by written resolution signed by the same majority as would be required at a meeting. Stockholder written resolutions will be effective when (i) notice of resolutions and the resolutions have been circulated to all stockholders and (ii) the resolutions are signed by the stockholders who represent the majority of votes which would be required to pass the resolutions if the resolutions had been voted on at a general meeting.

        The proposed amended and restated Bye-laws, if approved by stockholders, will allow us to pass written resolutions signed by the same majority as would be required at a stockholders meeting. This could benefit us if expeditious stockholder action were required in the future under unforeseen circumstances.

        Under the Act it is necessary for a company to hold a general meeting in order to pass a resolution removing Directors or auditors prior to the expiration of their term of office. Accordingly (as under the current Bye-laws), the amended and restated Bye-laws will provide that such persons cannot be removed from office by passing a resolution in writing.

Electronic Delivery of Documents

        The Amendment Act makes it possible for a company to deliver an “electronic record” of documents to its stockholders and others via electronic mode such as e-mail or website postings. Previously the Company was required to deliver a hard copy of any such documents.

        The proposed amended and restated Bye-laws, if approved, will permit notices and other documents to be sent by electronic means and for stockholder votes to be received by electronic record. These mechanisms could help the Company save on printing and postage costs and may be found to be more convenient by certain of our stockholders.

Specific Titles for Officers

        Prior to the enactments of the Amendment Act companies were required to have officers with specific titles (i.e. “President” and “Vice President” and “Chairman” and “Vice Chairman”). The Amendment Act now provides that there is no longer any specific titles required for officers except for the “Secretary” and a company may now appoint as officers person who may or may not by directors. These officers can be appointed in the manner and for the period provided in the Bye-laws.

        The proposed amended and restated Bye-law, if approved, will permit the company to elect not to have any officers at all or if we should elect to have officers we can call them whatever title is preferred.

Indemnity

        The Amendment Act clarifies the position regarding a company’s ability to fund the costs of defending proceedings against directors and officers in circumstances where there have been allegations of fraud or dishonesty against them. The new legislation makes it clear that a company may advance monies to a director or officer of the company for the cost of defending any civil or criminal action involving allegations of fraud or dishonesty, on condition that such director or officer must repay the advance if the allegations are proved.

        It is proposed that the Bye-laws be amended to provide that the Company shall advance expenses incurred in defending any civil or criminal action for which indemnification is required under the Bye-laws, upon receipt of an undertaking by the affected person to repay any such advance if the allegations of fraud or dishonesty are subsequently proved.

Text of the Amended and Restated Bye-Laws

        The text of the proposed Bye-laws is attached to this proxy statement as Appendix A, with deletions indicated by strike-outs and additions by underlining. Other than as indicated in such text, the Bye-laws will remain unchanged. The summaries of the amendments are qualified in their entirety by reference to the text set forth in Appendix A, which text is hereby incorporated by reference.

Required Vote

        The affirmative vote of a majority of the votes cast at the Meeting is required to approve the Amended and Restated Bye-laws. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL 3
APPROVAL OF THE ADOPTION OF THE 2007 STOCK INCENTIVE PLAN

        On June 25, 2007, our Board of Directors approved and adopted, subject to stockholder approval, our 2007 Stock Incentive Plan (the “Plan”). The Plan is intended to provide an incentive to employees (including executive officers), and directors of and consultants to the Company and its affiliates, and is intended to be the successor plan to the 2004 Stock Option Plan. The proceeds derived from the sale of shares will be used for general corporate purposes of the Company. A copy of the Plan is attached hereto as Appendix B. The purpose of the Plan is to promote the interests of the Company and its stockholders by enabling the Company to align the interests of selected eligible persons under the Plan with the interests of the stockholders of the Company. Under the Plan, the mutuality of interest between the Company and eligible beneficiaries of the Plan is strengthened because such beneficiaries have a proprietary interest in pursuing the Company’s long-term growth and financial success. In addition, by allowing employees, directors and consultants to participate in the Company’s success, the Company is better able to attract, retain and reward quality employees, directors and consultants.

        The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Appendix B to this Proxy Statement.

Shares Subject to the Incentive Plan and Eligibility

        The Plan authorizes the issuance of a maximum of 2,000,000 shares of the our common stock (subject to adjustment as described below) pursuant to stock grants or options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, us. ISO’s (as defined below) may be granted up to the full number of shares available under the Plan. Upon expiration, cancellation or termination of unexercised options, the shares of the our common stock subject to such awards will again be available under the Plan.

Type of Awards

        The Plan provides for the grant of (i) “incentive stock options” (“ISOs”) within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) non-qualified stock options (which are stock options that do not qualify as ISOs (“NQSOs”)), and (iii) stock awards (together with ISO’s and NQSOs, “Awards”).

Administration

        The Plan will be administered by the Board of Directors or a committee of the Board of Directors (the “Administrators”) consisting of at least two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of any such committee will be an “outside director” within the meaning of Section 162(m) of the Code.

        Among other things, the Administrators are empowered to determine, within the express limits contained in the Plan: the employees and consultants to be granted Awards, the times when Awards shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of common stock to be subject to each Award, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the Award or exercisability of each option, whether and under what conditions to accelerate the date of vesting of an Award or exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an Award and, with the consent of the Award grantee, to modify an Award. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

Terms and Conditions of Stock Awards

        Stock awards granted under the Plan will be subject to, among other things, the following terms and conditions:

•	The purchase price, if any, for any common stock granted under the Plan shall be such amount as the Administrators determine. The Administrators may determine that eligible participants in the Plan may be awarded common stock in consideration for past services rendered to the Company or an affiliate of the Company or for the benefit of the Company or an affiliate of the Company.

•	Any purchase price shall be paid either (i) in cash or (ii) if authorized by the Administrators, (a) with previously acquired securities of the Company, (b) according to a deferred payment or other arrangement with the optionee, (c) in any other form of legal consideration that may be acceptable to the Administrators, or (d) in any combination of the foregoing.

•	No shares of common stock granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and such shares may be disposed of during the lifetime of the grantee only by the grantee or his or her legal representatives.

Terms and Conditions of Options

        Options granted under the Plan will be subject to, among other things, the following terms and conditions:

•	The exercise price of each option will be determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company’s common stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

•	Options may be granted for terms determined by the Administrators; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

•	The maximum number of shares of the Company’s common stock for which options may be granted to an employee in any calendar year is 210,00. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

•	The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract (“Contract”) entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company’s common stock or by the Company’s withholding from the purchased shares an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof. Exercise may also be permitted, in the discretion of the Administrators, pursuant to a broker’s sale of the common stock issuable upon exercise of an Option.

•	Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee or his or her legal representatives.

•	Except as may otherwise be provided in the applicable Contract, if the optionee’s relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

•	The Company may withhold cash and/or shares of the Company’s common stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

Adjustment in Event of Capital Changes

        Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company’s common stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a sale of all or substantially all of the Company’s assets, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

Duration and Amendment of the Plan

        No option may be granted under the Plan after June 27, 2017. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company’s shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires shareholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee’s consent.

Certain Federal Income Tax Consequences

        ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR PURPOSES OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE. IN ADDITION, ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING BY OR TO ANOTHER PARTY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

        The following is a general summary of certain material federal income tax consequences relating to the grant, ownership and disposition of Awards under the Plan (including the receipt, ownership, and disposition of any underlying securities). This description is based on current law which is subject to change. This summary does not purport to address all tax considerations relating to the grant, ownership and disposition of an Award or resulting from the application of special rules to a particular recipient (each, a “Grantee”) of an Award (such as, for example, a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and any state, local, foreign and other tax consequences inherent in the receipt, ownership and disposition of any Award and the acquisition, ownership and disposition of any underlying security. This discussion applies to a U.S. citizen or resident individual who receives an Award under the Plan in connection with the provision of services by such person to the Company or an affiliate. Each Grantee should consult with his or her own tax advisors with respect to the tax consequences inherent in the receipt, ownership and disposition of any Award issued under the Plan (including the acquisition, ownership and disposition of any underlying security).

         New Rules Applicable to Deferred Compensation

        New tax legislation made significant revisions to the tax rules applicable to deferred compensation plans (which, under the statutory definition, may include Awards under the Plan) by adding new Section 409A of the Code. Given their broad scope, the new rules of Section 409A of the Code, and the regulations and guidance issued thereunder, could apply to an Award under the Plan. The Company intends for the Plan and Awards granted thereunder to meet certain exceptions to Section 409A of the Code, including rules exempting options from being treated as deferred compensation under the final regulations promulgated under Section 409A of the Code. Nevertheless, the Company makes no representations that any Awards under the Plan will be exempt from Section 409A of the Code. If an Award does not comply with Section 409A of the Code, the recipient may include income under the Award at the time it vests and be subject to an additional 20% tax (in addition to normal income taxes), which is different than the general federal income tax consequences described below.

         Incentive Stock Option (ISO) Awards

        Application of Specific ISO Rules. No taxable income will be recognized by a Grantee upon the grant or exercise of an ISO. The Grantee’s tax basis in the Company shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the Grantee for such shares.

        If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the Grantee and more than two years from the date of grant of the option, the Grantee will recognize long-term capital gain (or loss) on such disposition equal to the excess (or in case of a loss, the difference) of the selling price over (under) the Grantee’s basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is subject to more favorable federal income tax treatment than short-term capital gain or ordinary income. If the shares of the Company’s common stock received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a “disqualifying disposition”), the excess (if any) of the fair market value of the shares on the date of exercise of the option over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain (or loss) recognized by the Grantee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held. Shares held for more than one year will result in capital gain (or loss). Shares held one year or less will result in short-term capital gain (or loss). The deductibility of capital losses may be subject to certain limitations.

        Alternative Minimum Tax. In addition to the federal income tax consequences described above, a Grantee who exercises an ISO may be subject to the federal alternative minimum tax (the “AMT”), which is payable only to the extent the AMT tax liability exceeds the Grantee’s regular federal income tax liability. For AMT purposes, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the Grantee’s alternative minimum taxable income for the year. In addition, the Grantee’s basis in such shares is increased by such amount in computing the gain or loss on the eventual disposition of the shares for AMT purposes. If the Grantee is required to pay any alternative minimum tax, the amount of such tax which is attributable to the AMT (including the ISO adjustment) may be allowable as a tax credit against the Grantee’s regular federal income tax liability (net of any other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. Any Grantee holding an ISO should consider the applicability and effect of the AMT on Grantee’s tax liability.

         Non-Qualified Stock Option (NQSO) Awards

        Application of Specific NQSO Rules. No taxable income will be recognized by a Grantee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price will be taxed as ordinary income, and the Company generally will be entitled to a corresponding deduction. The Grantee’s tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the Grantee for such shares plus the amount of ordinary income so recognized.

        Any gain or loss recognized by the Grantee on a subsequent disposition of the shares purchased pursuant to the exercise of an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held. The amount of such gain (or loss) will be equal to the excess (or difference) of the selling price over (under) the Grantee’s tax basis in the shares. The deductibility of capital losses may be subject to certain limitations.

         Common Stock Awards

        Application of Specific Stock Grant Rules. An Award of Common Stock with no restrictions will give rise to ordinary income (reportable in the year of grant) to the Grantee in an amount equal to the fair market value of the common stock issued pursuant to such grant. The Company will be entitled to a corresponding deduction for the compensation the Grantee recognizes. An Award of Common Stock subject to vesting restrictions (the “Restricted Common Stock”) generally will not result in current taxable income to the Grantee or a current deduction for the Company at the time of grant. Instead, the fair market value of the Restricted Common Stock (less any amount paid by the Grantee upon the grant) will be taxable to the Grantee in the year in which the restrictions lapse and the stock becomes non-forfeitable or transferable. As an alternative, a Grantee may elect to treat the fair market value of the Restricted Common Stock on the date of grant (less any amount paid by the Grantee therefor) as ordinary income at the time of grant, by making an election (the “Section 83(b) Election”) within 30 days after the date of grant. If such an election is made and the Restricted Stock is subsequently forfeited to the Company, the Grantee will be allowed only a capital loss deduction equal to the amount the Grantee paid for the shares. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee in the relevant tax year. Any subsequent gain realized by the Grantee upon the sale of the Common Stock will be subject to federal income tax at long-term capital gains tax rates if the stock has been held for more than one year. The Grantee’s holding period for tax purposes for Restricted Common Stock begins on the date of grant if a Section 83(b) Election is made. Otherwise, it begins when the applicable restrictions lapse.

         Exercise of Options with Previously — Acquired Shares

        If previously-acquired shares of the Company (including shares to be acquired on exercise of the option) are surrendered by the Grantee in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), no gain or loss generally will be recognized by the Grantee to the extent the Grantee receives shares in exchange therefor (the new Company shares received upon the exercise are referred to as the “Replacement Shares”). If the shares used to exercise the option were previously acquired pursuant to the exercise of an ISO and such shares were held long enough to avoid a disqualifying disposition, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO and will be subject to the federal income tax treatment applicable to ISO shares, as described above. If an option is exercised with shares which were previously-acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period (as described above), there is a disqualifying disposition of such previously-acquired shares. In such case, the Grantee would recognize ordinary income upon such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of when and in allocating the basis among the shares. The Grantee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by the amount of any ordinary income required to be recognized on the disposition of the previously-acquired shares. The Grantee’s holding period for the Replacement Shares generally will include the period during which the surrendered shares were held. To the extent that upon the exercise of an ISO by the Grantee the Company determines to withhold a portion of the shares issued to the Grantee, there will be a disqualifying disposition of the shares withheld by the Company, which will be taxed in the same manner as any other disqualifying disposition. The tax consequences relative to any excess shares received depend on whether the option exercised is an ISO or NQSO. If the option being exercised is an ISO, there is no gain recognition on exercise of the ISO, and the excess shares of Common Stock acquired will have a tax basis equal to the amount of cash paid to exercise the ISO, if any. If the option being exercised is a NQSO, the Holder will recognize ordinary income equal to the fair market value of the excess shares over the exercise price.

         Regular Withholding and Information Reporting

        When and as recognized under the specific rules applicable to a particular Award, any ordinary income (other than income from exercise of an ISO on a “disqualifying disposition” of a Common Stock acquired pursuant to the exercise of an ISO) from an Award is subject to the withholding and payment of applicable federal and state income taxes and related employment taxes. As provided in the Plan, the Company intends to make provision for the payment of all withholding and employment taxes, including, but not limited to, deducting and withholding such taxes from other amounts payable to a Grantee or requiring the Grantee to remit to the Company payment of any withholding or employment taxes.

        When and as recognized under the specific rules applicable to a particular Award, the Company will be required to report such income to the IRS and other tax authorities on Forms W-2, Forms 1099, or other similar forms (as applicable).

         Tax Rates

        Ordinary income and short-term capital gain generally are taxable at a maximum federal income tax rate of 35%, and long-term capital gain generally is taxable at a maximum federal income tax rate of 15%.

New Plan Benefits

        The benefits to be received by Plan participants and the number of total units of equity securities to be granted under the Plan cannot be determined at this time since the amount of each year ‘s grant is to be determined at the discretion of the Board and the form of grants to be made in any year is to be determined at the discretion of the Compensation Committee.

Required Vote

        The affirmative vote of a majority of the votes cast at the Meeting is required to approve the adoption of the 2004 Stock Incentive Plan. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of the 2007 Stock Incentive Plan.

MISCELLANEOUS

Stockholder Proposals

        Any stockholder proposal intended to be presented at the 2007 Annual Meeting of Stockholders and to be included in the proxy statement and form of proxy distributed by our Board of Directors in connection with the 2007 annual meeting of stockholders, must be received by us in writing not later than August 8, 2007.

        If the Company does not receive written notice by October 22, 2008, from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in our proxy statement, the persons named in the proxy accompanying our proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

Solicitation of Proxies

        We are bearing the cost of preparing, assembling, printing and mailing the Notice of Special Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph, email or personal interview.

Other Matters

        Management does not intend to bring before the Special Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Special Meeting.

Proxies

        All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement. We incorporate by reference in this Proxy Statement our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2006, including financial statements and reports thereon of Rachlin, Cohen & Holtz LLP, filed on September 28, 2006, as amended.

By Order of the Board of Directors, Dawna Ferguson Secretary

July __, 2007

PROXY	PROXY CARD	PROXY

SILVERSTAR HOLDINGS, LTD.
SPECIAL MEETING OF STOCKHOLDERS

This Proxy is solicited on behalf of the Board of Directors

The undersigned holder of common stock of Silverstar Holdings, Ltd. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders’ Special Meeting to be held on July __, 2007, and hereby appoints Clive Kabatznik and Michael Levy, and each of them, as proxies of the undersigned, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated on the reverse side of this proxy, and otherwise represent all of the shares of the undersigned at said meeting and at any adjournments or postponements thereof with the same effect as if the undersigned were present and voting the shares.

[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3

PLEASE MARK YOUR CHOICES LIKE THIS IN BLUE OR BLACK INK

(1)     Approval of the sale of issuance to certain accredited investors, including the Company’s Chairman and Chief Executive Officer, in a private placement transaction of 4,149,395 shares of the Company’s common stock, par value $0.01 per share, and warrants to purchase up to an additional 4,344,826 shares of the Company’s common stock at an exercise price of $2.10 per share at a purchase price of $1.45 per unit.

FOR	AGAINST	ABSTAIN

(2)    Approval to amend and restate the Bye-laws of the Company.

FOR	AGAINST	ABSTAIN

(3)    Approval to adopt the 2007 Stock Incentive Plan

FOR	AGAINST	ABSTAIN

1

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS APPOINTED AS PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IN CASE ANY NOMINEE SHOULD BECOME UNAVAILABLE FOR ELECTION TO THE BOARD OF DIRECTORS FOR ANY REASON, THE PERSONS APPOINTED AS PROXIES SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE THIS PROXY FOR ONE OR MORE ALTERNATIVE NOMINEES WHO WILL BE DESIGNATED BY THE THEN EXISTING BOARD OF DIRECTORS.

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK YOUR CHOICE ON ALL PROPOSALS, AND SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

_________________

_________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via this method.

__________________	Date: __________2007	_____________________	Date: __________2007
Signature		Signature

Note: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

BYE-LAWS

OF

SILVERSTAR HOLDINGS LTD.

~~FIRST SOUTH AFRICA CORP., LTD.~~

(Adopted ~~as of~~ 30th October, 1995 and Restated as amended by resolution passed on July 27, 2007)

TABLE OF CONTENTS

BYE-LAW

19.	Meetings of the Board	9
20.	Unanimous written resolutions	9
21.	Contracts and disclosure of Directors" interests	9
22.	Remuneration of Directors	10

Officers

23.	Officers of the Company	11
24.	Appointment of Officers	11
25.	Remuneration of Officers	11
26.	Duties of Officers	11
27.	Chairman of meetings	11
28.	Register of Directors and Officers	12

Minutes

29.	Obligations of Board to keep minutes	12

Indemnity

30.	Indemnification of Directors and Officers of the Company	13
31.	Waiver of claim by Member	14

Meetings

32.	Notice of annual general meeting	15
33.	Notice of special general meeting	15
34.	Accidental omission of notice of general meeting	15

35.	Meeting called on requisition of Members	15
36.	Short notice	15
37.	Postponement of meetings	16
38.	Quorum for general meeting	16
39.	Adjournment of meetings	17
40.	Attendance at meetings	17
41.	Written resolutions	17
42.	Attendance of Directors	18
43.	Voting at meetings	18
44.	Voting on show of hands	18
45.	Decision of chairman	19
46.	Demand for a poll	19
47.	Joint holders voting	20
48.	Proxies	20
49.	Representation of Members which are not natural persons	20

Share Capital and Shares

50.	Rights of shares	21
51.	Power of issue shares	24
52.	Variation of rights and alteration of share capital	26
53.	Registered holder of shares	26
54.	Death of a joint holder	27
55.	Share certificate	27

56.	Calls on shares	27
57.	Forfeiture of shares	28

Register of Members

58.	Register of Members	28
59.	Inspection of Register of Members	29
60.	Determination of record dates	29

Transfer of Shares

61.	Instrument of transfer	30
62.	Transfer of shares	30
63.	Transfers by joint holders	31

Transmission of Shares

64.	Representative of deceased Member	31
65.	Registration on death or bankruptcy	31

Dividends and Other Distributions

66.	Declaration of dividends by the Board	32
67.	Other distributions	32
68.	Reserve fund	32
69.	Deduction of amounts due to the Company	32

Capitalisation

70.	Issue of bonus shares	32

Accounts and Financial Statements

71.	Records of account	33
72.	Financial year end	33
73.	Financial statements	33

Audit

74.	Appointment of Auditor	34
75.	Remuneration of Auditor	34
76.	Vacation of office of Auditor	34
77.	Access to books of the Company	34
78.	Report of the Auditor	34

Notices

79.	Notices to Members of the Company	35
80.	Notices to joint holders	35
81.	Service and delivery of notice	35

Seal of the Company

82.	The seal	35
83.	Manner in which seal is to be affixed	36

Winding-up

84.	Winding-up/distribution by liquidator	36

Alteration of Bye-laws

85.	Alteration of Bye-laws	36

Interpretation

1.	Interpretation

(1)	In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

(a)	"Act" means the Companies Act 1981 as amended from time to time;

(b)	"Affiliate" of the Company means a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Company, except that the Company shall not be deemed to control any Person other than a Subsidiary;

(c)	"Alternate Director" means an alternate Director appointed in accordance with these Bye-laws;

(d)	"Auditor" includes any individual or partnership;

(e)	"Board" means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

(f)	"Class B Shares" has the meaning defined in Bye-law 50(1);

(g)	"Common Shares" has the meaning defined in Bye-law 50(1);

(h)	"Company" means ~~First South Africa Corp.,~~ Silverstar Holdings Ltd., an exempted company formed under the Act;

(i)	"control" with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise;

(j)	"Director" means a director of the Company and shall include Alternate Director;

(k)	"Effective Date" means the date on which the United States Securities and Exchange Commission declares effective a Registration Statement of the Company under the United States Securities Act of 1933, as amended, for the initial public offering of Common Shares;

(l)	"Family Members" means a spouse or any lineal descendants (including adopted children) of a holder of Class B Shares;

(m)	"Members" means any person registered in the Register of Members as the holder of shares in the Company and, in the case of shares registered jointly in the names of two or more Persons, means such Persons jointly and not severally;

(n)	"notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

(o)	"Officer" means any individual appointed by the Board to hold an office in the Company;

(p)	"Permitted Transferee" means a holder of Class B Shares, Family Members, a trust for the sole benefit of a holder of Class B Shares and/or Family Members, a partnership comprising solely of holders of Class B Shares and/or Family Members, a corporation wholly owned by a holder of Class B Shares and/or Family Members;

(q)	"Person" means any unincorporated organisation, association, company, corporation, individual, sole proprietorship, partnership, joint venture, trust, institution, entity, party or government (including any instrumentality, division, agency, body or department thereof);

(r)	"Preferred Shares" has the meaning defined in Bye-law 50(1);

(s)	"Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

(t)	"Register of Members" means the Register of Members referred to in these Bye-laws;

(u)	"Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

(v)	"Shares" has the meaning defined in Bye-law 50(1);

(w)	"Subsidiary" of any Person means any corporation or other entity of which such Person, or such person and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own outstanding shares of capital stock or other ownership interests having voting power sufficient to elect, under ordinary circumstances (not dependent upon the happening of a contingency), a majority of the directors or other persons performing similar functions;

(x)	"Transfer" as to any Class B Share, means any sale, transfer, conveyance, assignment, exchange, distribution, donation, testamentary or inter vivos gift, transfer by intestate succession, grant of an option in, or other disposition, either voluntary or involuntary, however characterised, but shall not include any bona fide pledge or hypothecation which creates a mere security interest; PROVIDED THAT any Transfer upon execution of any such pledge or hypothecation shall be included in the meaning of "Transfer";

(y)	"Treasury Share" means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

(2)	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine gender;

(c)	the word:

(i)	"may" shall be construed as permissive;

(ii)	"shall" shall be construed as imperative;

(d)	unless otherwise provided herein words or expressions defined in the Act shall have the same meaning in these Bye-laws; and

(e)	references to "$" shall be to United States dollars.

(3)	Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography and other modes of representing words in a visible form.

(4)	Headings used in these Bye-laws and the Table of Contents are for convenience only and are not to be used or relied upon in the construction hereof.

Board of Directors

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

(1)	In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such regulations as may be prescribed by the Company in general meeting.

(2)	No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

(3)	The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

(4)	Pursuant to the provisions of the Act, the Board shall, for so long as the Company does not have a quorum of Directors ordinarily resident in Bermuda, appoint a Resident Representative as defined in the Act, to act on its behalf in Bermuda and to maintain all such records as may be required by law to be maintained in Bermuda and to make all necessary filings with the Ministry of Finance and Registrar of Companies in Bermuda as may be required by law and to fix his or their or its remuneration either by way of salary or fee for the period of the Resident Representative "s service to the Company.

4.	Power to appoint managing director or chief executive officer

The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

The Board may appoint a person to act as manager of the Company "s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

The Board may from time to time and at any time authorise any Person to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, deed, document or instrument on behalf of the Company.

7.	Power to appoint attorney

The Board may from time to time and at any time by power of attorney appoint any Person, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit. Any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. ~~Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.~~

8.	Power to delegate to a committee

The Board may delegate any of its powers ( including the power to sub-delegate) to a committee of one or more persons appointed by the Board ~~and~~ which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9.	Power to appoint and dismiss employees and provide benefits

(1)	The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

(2)	The Board on behalf of the Company may provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who holds or has held any executive office or employment with the Company or with any Person which is or has been a Subsidiary or Affiliate of the Company or a predecessor in the business of the Company or of any such Subsidiary or Affiliate, and to any member of his family or any person who is or was dependent on him, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for insurance of any such person.

(3)	Without prejudice to the general powers conferred by these Bye-laws, the Board is hereby authorised to give to any Directors, Officers or employees of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration.

10.	Power to borrow and charge property

The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Power to purchase shares of or discontinue the Company

(1)	Subject to the provisions of Section 42A and 42B of the Act, the Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares.

(2)	The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Number and election of Directors

(1)	The Board shall consist of not less than five Directors and not more than nine Directors who shall be elected or appointed ~~in the first place at the statutory meeting of the Company and thereafter~~, except in the case of casual vacancy, at the annual general meeting or at any special general meeting called for the purpose and who shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated, and any general meeting may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

(2)	Subject as hereinafter provided in this Bye-law 12(2), no person other than a Director retiring at the meeting shall, unless recommended by the Directors for election, be eligible for election as a Director at any general meeting. Any Member may nominate one or more persons for election as Director at a general meeting only if written notice of such Member "s intent to make such nomination or nominations has been given, either by personal delivery or by first class mail, postage prepaid, to the Secretary (a) with respect to an election to be held at an annual general meeting of the Company, not later than ninety (90) days in advance of such meeting; and (b) with respect to an election to be held at a special general meeting of the Company for the election of Directors, not later than the close of business on the seventh day following the earlier of (i) the date on which notice of such meeting is first given to Members and (ii) the date on which a public announcement of such meeting is first made. Each such notice shall include: (A) the name and address of each Member who intends to appear in person or by proxy to make the nomination and of the person or persons to be nominated; (B) a description of all arrangements or understandings between the Member and each nominee and any other Person or Persons (naming such Person or Persons) pursuant to which the nomination or nominations are to be made by the Member; (C) such other information regarding each nominee proposed by such Member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Unites States Securities and Exchange Commission; and (D) the consent of each nominee to serve as a Director if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

13.	Defects in appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors

(1)	Any general meeting of the Company may elect a person or persons to act as a Director in the alternative to any one or more of the Directors of the Company or may authorise the board to appoint such Alternate Directors. Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

(2)	An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

(3)	An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

15.	Removal of Directors

(1)	Subject to any provision to the contrary in these Bye-laws, the Members may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than five days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director "s removal.

(2)	A vacancy on the Board created by the removal of a Director under the provision of subparagraph (1) of this Bye-law may be filled by the Members at the meeting at which such Director is removed and, in the absence of such election or appointment, the Board may fill the vacancy.

16.	Vacancies on the Board

(1)	The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director or the failure of the Members to fill any vacancy. Any Director so appointed shall hold office only until the next annual general meeting and shall then be eligible for re-election.

(2)	The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

(3)	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited form being a Director by law;

(b)	is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

(1)	The President may, and the Secretary on the requisition of any two Directors shall, at any time summon a meeting of the Board upon not less than three days" prior notice.

(2)	Notice of a meeting ~~or~~ of the board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, ~~cable, telex, telecopier, facsimile~~ electronic means or other mode of representing words in a legible and non-transitory visible form at such Director "s last known address or in accordance with ~~any other address~~ instructions given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

Prior to the Effective Date, the quorum necessary for the transaction of business at a meeting of the Board shall be two Directors. From and after the Effective Date, the quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the number of Directors then in office but in no event shall a quorum consist of fewer than two Directors.

19.	Meetings of the Board

(1)	The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2)	Directors may participate in any meeting of the Board by ~~means of such telephone, electronic or other communication facilities~~  means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(3)	A resolution put to the vote at a meeting of the Board shall be carried by the affirmative vote of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution. For the purpose of this Bye-law only, "Director" shall not include an Alternate Director.

21.	Contracts and disclosure of Directors" interests

(1)	Subject to the Act, a Director may hold any other office or place of profit with the Company (except that of Auditor) in addition to serving as a Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for, by or pursuant to any other Bye-law.

(2)	Any Director, or any Director "s firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director "s firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director, provided that nothing herein contained shall authorise a Director or Director "s firm, partner or such company to act as Auditor of the Company.

(3)	A Director may be or become a director or other officer of, or otherwise interested in, any Person promoted by the Company or any other Person in which the Company may be interested. Any Director may be or become directly or indirectly interested in a contract or proposed contract or arrangement with the Company, and shall not be liable to account to the Company or the Members for any remuneration, profit or other benefits received by him as a director or officer of or from his interest in such other Person, contract, proposed contract or arrangement. The Board may also cause the voting power conferred by the shares in any other Person held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such other Person.

(4)	A Director who is a director or other officer of, or otherwise interested in, any Person promoted by the Company or any other Person in which the Company is interested or who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

(5)	Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any matter involving a Person of which such Director is a director or other officer or otherwise interested or any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

The remuneration (if any) of the Directors shall be determined from time to time by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally. Officers

23.	Officers of the Company

The Officers of the Company shall consist of a President ~~and a Vice President or a Chairman and a Deputy~~ , a Chairman, a Secretary and such additional Officers as the Board may from time to time determine ~~(including one or more additional Vice Presidents)~~ all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

24.	Appointment of Officers

(1)	The ~~Board shall, after each annual general meeting, appoint a~~ President ~~and Vice President or a~~ , Chairman ~~and Deputy Chairman who shall be Directors. (The~~, Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

(~~3~~2)	Any person elected or appointed pursuant to this Bye-law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such election or appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such officer may have against the Company or the Company may have against such officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination.

25.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

26.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

27.	Chairman of meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, ~~if there be one, and if not~~ or in his absence, the President, shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence ~~the Deputy Chairman or Vice President, if present, shall act a chairman and in the absence of all of them~~ a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

28.	Register of Directors and Officers

(1)	The Board shall cause to be kept in one or more books at ~~its~~ the registered office of the Company a Register of Directors and Officers and shall enter therein the ~~following~~ particulars ~~with respect to each Director and the Secretary, that is to say:~~ required by the Act.

~~(a)~~	~~first name and surname; and~~

~~(b)~~	~~address.~~

~~(2)~~	~~The Board shall, within the period of fourteen days from the occurrence of:~~

~~(a)~~	~~any change among its Directors or the Secretary; or~~

~~(b)~~	~~any change in the particulars contained in the Register of Directors and Officers,~~

~~cause to be entered on the Register of Directors and Officers the particulars of such change and the date on which such change occurred.~~

~~(3)~~	~~The Register of Directors and Officers shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection.~~

Minutes

29.	Obligations of Board to keep minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of the managers and meetings of the committees appointed by the Board.

Indemnity

30.	Indemnification of Directors and Officers of the Company

(1)	The Directors, Secretary and other Officers for the time being of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them (individually, an "Indemnified Party", and collectively, the "Indemnified Parties"), and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company to the fullest extent authorised by the laws of Bermuda as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such laws permitted prior to such amendment) from and against all actions, costs, charges, losses, damages and expenses ("Losses") which the Indemnified Parties or any of them, or their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts with respect to the Company or in or about the execution of their duty, or supposed duty, or in their respective offices or trusts with respect to any other Person for whom any of them acted as director, secretary or other officer, liquidator, trustee, employee or agent at the request of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other Persons with whom any moneys or effects belonging to the Company or any other such Person shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company or any other such Person shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective officers or trusts, or in relation thereto, PROVIDED THAT, with respect to an Indemnified Party, this indemnity shall not extend to any Losses to the extent they arise from or in respect of any ~~wilful negligence, wilful default,~~  fraud or dishonesty of which the Indemnified Party may be guilty with respect to the Company.

(2)	The right to indemnification conferred in this Bye-law 30 is and shall be a contractual right. The right to indemnification conferred in this Bye-law 30 shall include the right to be paid by the Company the expenses (including attorneys" fees and retainers therefor) reasonably incurred in connection with any proceeding for which indemnity is asserted in advance of its final disposition, such advances to be paid by the Company within 20 days after the receipt by the Company of a statement or statements from an Indemnified Party or his or her heirs, executors or administrators requesting such advance or advances from time to time; provided, however, the payment of such expenses incurred by an Indemnified Party or his or her heirs, executors or administrators in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking by or on behalf of such Indemnified Party or his or her heirs, executors or administrators to repay all amounts so advanced if it shall ultimately be determined that such Person is not entitled to be indemnified under this Bye-law 30 or otherwise.

(3)	To obtain indemnification under this Bye-law 30, an Indemnified Party or his or her heirs, executors or administrators shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to such Person and is reasonably necessary to determine whether and to what extent such Person is entitled to indemnification.

(4)	The Company may maintain insurance, at its expense, to protect itself and any Indemnified Party and his or her heirs, executors and administrators from and against any and all Losses, whether or not the Company would have the power to indemnify such person against any such Loss under the Act. To the extent that the Company maintains any policy or policies providing such insurance, each such Indemnified Party and his or her heirs, executors and administrators, and each such employee or agent to which rights to indemnification have been granted as provided in paragraph (5) of this Bye-law 30, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such Person.

(5)	The Company may, to the extent authorised from time to time by the Board, grant rights to indemnification, and rights to be paid by the Company the expenses incurred in connection with any proceeding in advance of its final disposition, to any employee or agent of the Company to the fullest extent of the provisions of this Bye-law 30 with respect to the indemnification and advancement of expenses of the Indemnified Parties.

31.	Waiver of claim by Member

Each Member agrees to waive any claim or rights of action such Member might have, whether individually or by or in the right of the Company, against any director, Secretary or other Officer for the time being of the Company or the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company, and their heirs, executors and administrators, on account of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty or in their respective offices or trusts PROVIDED THAT, with respect to any such person such waiver shall not extend to any matter in respect of any ~~wilful negligence, wilful default,~~ fraud or dishonesty which may attach to such person.

Meetings

32.	Notice of annual general meeting

The annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or the Chairman or, the Deputy Chairman of the Board shall appoint. At least five days" notice of such meeting shall be given to each Member stating the date, time and place at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the general nature of the other business to be conducted at the meeting.

33.	Notice of special general meeting

The President, the Chairman, any two Directors or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than [five] days" notice which shall state the date, time and place at which the meeting is to be held and the general nature of the business to be considered at the meeting.

34.	Accidental omission of notice of general meeting

(1)	The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings, at that meeting.

(2)	In the case where instruments of proxy are sent out with notice of any general meeting, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

35.	Meeting called on requisition of Members

Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit that carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

36.	Short notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (1) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

37.	Postponement of meetings

The Board may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

38.	Quorum for general meeting

(1)	At any general meeting of the Company two Persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, PROVIDED THAT if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time.

(2)	If any matter considered at any general meeting of the Company requires a separate vote of the holders of any class of the Company "s shares, at any such meeting of the holders of any class of the Company "s shares, two Persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares of such class throughout the meeting shall form a quorum for the transaction of business, PROVIDED THAT if at any time there shall be only one holder of shares of such class, one holder present in person or by proxy shall form a quorum for the transaction of business.

(3)	If within half an hour from the time appointed for the meeting any required quorum is not present (or such longer time as the chairman of the meeting may determine to wait) the meeting, if convened on the requisition of a Member or Members, shall be dissolved. In any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Board may determine. Notwithstanding the foregoing, prior to dissolution or adjournment of any such meeting, the chairman of the meeting may permit the transaction of any business by the Company or by any class of the Company "s shares if the required quorum for the transaction of such business is present and acting throughout.

39.	Adjournment of meetings

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed by the meeting ), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

40.	Attendance at meetings

If specifically authorised by the Board at any particular meeting, Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

41.	Written resolutions

(1)	Subject to ~~subparagraph (6)~~ these Bye-laws , anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of ~~the holders of~~ any class of the ~~shares of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is not a natural person whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution~~ Members may, without a meeting be done by written resolution in accordance with this Bye-law.

~~(2)~~	~~A resolution in writing may be signed by, or, in the case of a Member that is not a natural person whether or not a company within the meaning of the Act, on behalf of, all the~~ Members, or any class thereof, in as many counterparts as may be necessary.

(2)	Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

(3)	~~For the purposes of this Bye-law, the date of the~~ A written resolution is ~~the date~~  passed when ~~the resolution~~  it is signed by, or~~,~~ in the case of a Member that is a corporation ~~whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date~~ , on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

(4)	A resolution in writing may be signed in any number of counterparts .

(5)	A resolution in writing made in accordance with this Bye--law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye--law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(~~5~~6)	A resolution in writing made in accordance with this Bye--law shall constitute minutes for the purposes of ~~sections 81 and 82 of the Act~~.

(~~6~~7)	This Bye-~~-~~law shall not apply to:

(a)	a resolution passed ~~pursuant to section 89(5) of the Act~~ to remove an Auditor from office before the expiration of his term of office ; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office ~~under these Bye-laws~~.

(8)	For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

42.	Attendance of Directors

The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

43.	Voting at meetings

(1)	Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2)	No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

(3)	A Member who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other Person in the nature of a receiver, committee or curator bonis appointed by such court and such receiver, committee, curator bonis or other Person may vote on a poll by proxy, and may otherwise act and be treated as such Member for the purpose of general meetings.

44.	Voting on show of hands

At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every Person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

45.	Decision of chairman

(1)	At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

(2)	At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46.	Demand for a poll

(1)	Notwithstanding the provisions of the immediately preceding two Bye-laws , at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)	any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)	any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

(2)	Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, every person present at such meeting shall have such number of votes as are attached to all the shares, one vote for each share of which such person is the holder or for which such person holds a proxy and such votes shall be counted in the manner set out in sub-paragraph (4) of this Bye-Law or in the case of a general meeting at which one or more Members are present by telephone or electronic means in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

(3)	A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4)	Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone or electronic means shall cast his vote in such manner as the chairman shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47.	Joint holders voting

If two or more Persons are registered as joint holders of any shares, the Company shall be entitled to require that all of such persons tender their vote jointly if they are voting in person or that all of such Persons execute a proxy if they are submitting a proxy.

48.	Proxies

Any Member of the Company entitled to attend and vote at a meeting of the Company or a meeting of the holders of any class of shares in the Company shall be entitled to appoint another Person as his proxy to attend and vote instead of him. A Member may appoint more than one proxy to attend on the same occasion. The instrument appointing a proxy ~~shall be in writing in a form approved by the board and under the hand of the appointor or of the appointor's attorney duly authorised in writing, or if the appointor is not a natural person, either under its seal, or under the hand of a duly authorised officer or attorney~~ must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid . A Member may revoke his proxy prior to its exercise by delivering written notice of revocation to the Secretary, by executing a later dated proxy or by attending the meeting to which the proxy relates and voting in person. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.

49.	Representation of Members which are not natural persons

A Member which is not a natural person may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the Member which such person represents as that Member could exercise if it were a natural person. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a Member which is not a natural person.

Share Capital and Shares

50.	Rights of shares

(1)	The authorised share capital of the Company at the date of the adoption of these Bye-laws is $300,000 comprised of 30,000,000 shares, par value $0.01 per share divided into 23,000,000 shares of Common Stock, par value $0.01 per share ("Common Shares"), and 2,000,000 shares of Class B Common Stock, par value $0.01 per share ("Class B Shares" and collectively with the Common Shares the "Shares") and 5,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Shares").

(2)	The voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions of the Common Shares and the Class B Shares are as follows:

(a)	Voting Rights

The holders of Common Shares shall be entitled to one vote per share and the holders of Class B Shares shall be entitled to five votes per share.

(b)	Dividends

(i)	The holders of Common Shares and Class B Shares shall, subject to any preferential dividend from time to time payable to the holders of Preferred Shares, be entitled to receive, out of assets or funds legally available therefor, such dividends and distributions, payable in cash or otherwise, as may be declared thereon by the Board from time to time, PROVIDED THAT all such dividends or distributions shall be paid or made in equal amounts, share for share, to the holders of Common Shares and holders of Class B Shares, as if such classes constituted a single class, except that in the event that any dividend shall be declared in Shares such dividend shall be declared at the same rate per share on Common Shares and Class B Shares, but the dividend payable on Common Shares shall be payable in Common Shares and the dividend payable on Class B Shares shall be payable in Class B Shares.

(c)	Winding Up

In the event of the winding up or dissolution of the Company, whether voluntary or involuntary or for the purpose of reorganisation or otherwise, or upon any distribution of capital, all of the surplus assets of or capital distributed by the Company shall, subject to any preferential rights thereto of the holders of Preferred Shares, belong to and be distributable in equal amounts per share to the holders of Common Shares and the holders of Class B Shares, as if such classes constituted a single class. Notwithstanding anything herein to the contrary, a consolidation, amalgamation or merger of the Company with any other company or corporation, or the sale, transfer or lease of all or substantially all of its assets shall not constitute or be deemed a liquidation, dissolution or winding-up of the Company.

(d)	Conversion of Class B Shares

(i)	Each Class B Share shall automatically be converted into a Common Share (which Common Share shall be subject to any calls to which such Class B Share was subject immediately prior to conversion) at the conversion rate of one (1) Common Share for each Class B Share upon the Transfer of any Class B Share to a Person who is not a Permitted Transferee.

(ii)	Upon any request of a holder of a Class B Share for the Transfer of such Class B Share (including any request for the issuance of a new certificate in a name or names other than that or those of the holder for which the holder is unable to provide evidence satisfactory to the Company that a Transfer is not being effected) such Class B Share shall be converted into a Common Share pursuant to subparagraph (d) (i) unless such holder also provides to the Company an affidavit of the Person or Persons to whom Transfer of the Class B Share is to be made or the new certificate is to be issued stating that such Person is a Permitted Transferee or acting as nominee for a Permitted Transferee, in which case the Class B Share so submitted shall not be converted to a Common Share and shall be issued to the Permitted Transferee as a Class B Share. In connection with any conversion of a Class B Share pursuant to subparagraph (d) (i), the Company shall, as soon as is practicable, issue and deliver to such holder of Class B Shares or to such holder "s transferee, or to such holder "s or such transferee "s nominee or nominees, at the registered office of the Company or at the office of a transfer agent of the Company for which such request for transfer or issuance of a new certificate was made, a certificate for the number of Common Shares so converted, together with a certificate or certificates for the number of Class B Shares represented by any certificate surrendered and which the holder thereof has not transferred. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Class B Shares to be transferred and delivery by the holder of all necessary instruments to effect such Transfer or issuance of a new certificate, and the Person or Persons entitled to receive a Common Share issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date.

(iii)	The Company shall pay any and all Bermuda or United States federal or state original issue taxes that may be payable in respect of the issue or delivery of Common Shares on conversion of Class B Shares pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any Transfer involved in the issue and delivery of Common Shares in a name other than that in which the Common Shares so converted were registered, and no issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company either that such tax has been paid or that no such tax is payable.

(iv)	Unless required by mandatory provision of law or when otherwise provided by resolution of the Board, Class B Shares converted into Common Shares shall be cancelled and restored to the status of authorised but unissued Class B Shares.

(v)	The Company shall at all times have authorised and unissued, a number of Common Shares sufficient for the conversion of all Class B Shares at the time issued and outstanding.

(vi)	On or promptly after the conversion of any Class B Share into a Common Share under circumstances in which such Common Share is freely transferable or otherwise qualified for listing on any securities exchange on which the Common Shares are then listed or for quotation on any interdealer quotation system on which the Common Shares are then quoted, the Company shall list the Common Share so arising upon each securities exchange upon which the outstanding Common Shares are listed at the time of such conversion, or if the outstanding Common Shares are not then listed upon a securities exchange but are quoted on an interdealer quotation system, the Company shall cause such shares to be so quoted.

(e)	Subdivision or Consolidation

In the event the Company at any time or from time to time effects a subdivision or consolidation of its outstanding Common shares or Class B Shares into a greater or lesser number of shares, then and in each such event the outstanding shares of the other such class of Shares shall be subdivided or combined in the same manner proportionately and on the same basis per share.

(f)	Other Rights and Privileges Equal

Except as otherwise expressly provided in these Bye-laws, each Common Share and Class B Share shall be identical to each other and shall entitle the holder thereof to the same rights and privileges.

(3)	The Preferred Shares may be issued, subject to the Act, with such preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise, to the detriment of any rights attaching to the Shares, as the Board may from time to time in their absolute discretion by resolution prescribe. Without limitation to the foregoing, the Preferred Shares (a) may have such voting powers, (b) may be subject to redemption at such time or times, price or prices, or rate or rates, and with such adjustments, (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of stock, (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Company, (e) may be made convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of shares of the Company, at such price or prices or at such rate or rates of exchange, and with such adjustments, (f) may be entitled to the benefit of a sinking fund with respect to the purchase or redemption of shares of such series, and (g) may have such other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such preferences and/or rights, all as shall be stated in said resolution or resolutions providing for the issue of such Preferred Shares.

(4)	All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

51.	Power to issue shares

(1)	Subject to these Bye-laws and to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue and to grant options or warrants over any authorised but unissued shares of the Company and to issue securities convertible into or exchangeable or exercisable for authorised but unissued shares of the Company on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Company may from time to time by resolution of the Members prescribe.

(2)	The Board shall, in connection with the issue of any share, have the power to pay such commissions and brokerage fees as may be permitted by law.

(3)	Subject to the Act:

(a)	the Company may in accordance with any scheme for the time being in force and approved by the Members in general meeting provide directly or indirectly money or other financial assistance for the purpose of or in connection with the purchase of, or subscription for, fully or partly paid shares in the Company or any holding company of the Company by a trustee of or to be held by or for the benefit of employees of the Company, any of its Subsidiaries, any holding company of the Company or any Subsidiary of any such holding company including any Director holding a salaried employment or office with or in any such company and so that the residual beneficiary of any such trust may be or include a charitable object; and

(b)	the Company may give financial assistance on such terms as the Board may approve to bona fide employees of the Company (including Directors who are also bona fide employees), any of its Subsidiaries, any holding company of the Company and/or any Subsidiary of any such holding company in order that they may buy shares (fully or partly paid) of the Company or any holding company of the Company and such terms may include a reference that, when an employee ceases to be employed by the Company or such other company, shares bought with such financial assistance shall or may be sold to the Company or such other company on such terms as the Board may approve.

(4)	Without prejudice to the general powers conferred by these Bye-laws, the Board is authorised to give to any person the right or option of requiring at a future date that an allotment shall be made to such Person of any shares at par or at such premium as may be agreed.

(5)	Neither the Company nor the Board shall be obliged, when making or granting any allotment of, offer of, option over or disposal of shares, to make, or make available, any such allotment, offer, option or disposal to Members or others with registered addresses in any particular territory or territories where, in the absence of a registration statement or other special formalities, this would or might, in the opinion of the Board, be unlawful or impracticable. Members affected as a result of the foregoing sentence shall not be, or be deemed to be, holders of a separate class of shares for any purpose whatsoever.

52.	Variation of rights and alteration of share capital

(1)	Subject to the provisions of Sections 42 and 43 of the Act any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

(2)	If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

(3)	The Company may from time to time by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

(4)	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

53.	Registered holder of shares

(1)	The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other Person.

(2)	Any dividend, distribution, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft made payable to such Member as such Member "s name appears in the Register of Members (in the case of joint holders, made payable jointly to such joint holders as their names appear in the Register of Members) sent by first class mail, postage prepaid, directed to the Member at such Member "s address in the Register of Members or to such Person and to such address as the Member may in writing direct. If two or more Persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

54.	Death of a joint holder

Where two or more Persons are registered as joint holders of a share or shares under tenancy in which the estate of a deceased holder does not retain an interest in the share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.
55.	Share certificates

(1)	Every Member shall be entitled to a certificate under the seal of the Company (or facsimile thereof) or bearing the signature (or facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means and that a facsimile of the seal of the Company be placed thereon.

(2)	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the Person to whom such shares have been allotted.

(3)	If any such certificate shall be proved to the satisfaction of the Company to have been worn out, lost, mislaid or destroyed the Company may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

56.	Calls on shares

(1)	The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

(2)	The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

(3)	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

(4)	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

57.	Forfeiture of shares

(1)	If any Member fails to pay, on the day appointed for payment thereof, any call in respect of moneys unpaid on any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto.

(2)	If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

(3)	A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

Register of Members

58.	Register of Members

(1)	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the ~~following~~ particulars~~:~~ required by the Act.

~~(a)~~	~~the name and address of each Member, the number and, where appropriate, the class of shares held by such Member and the amount paid or agreed to be considered as paid on such shares;~~

~~(b)~~	~~the date on which each Person was entered in the Register of Members; and~~

~~(c)~~	~~the date on which any Person ceased to be a Member for one year after such Person so ceased.~~

(2)	Subject to the provisions of the Act, if the Board considers it necessary or appropriate, the Company may establish and maintain a local or branch register at such location or locations outside Bermuda as the Board thinks fit and, while the issued share capital of the Company is, with the consent of the Board, listed on any stock exchange, or quoted on any interdealer quotation system, the Company shall keep a branch register in any place required by the rules of such stock exchange or interdealer quotation system.

(3)	The Board may, in its absolute discretion, at any time and from time to time transfer any share upon the principal Register of Members maintained at the registered office of the Company to any local or branch register or any share on any local or branch register to the principal Register of Members or any other local or branch register. Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time stipulate, and which agreement it shall, without giving any reason therefor, be entitled in its absolute discretion to give or withhold) no shares on the principal Register of Members shall be transferred to any local or branch register nor shall shares on any local or branch register be transferred to the principal Register of Members or any other local or branch register and all transfers and other documents of title shall be lodged for registration, and registered, in the case of any shares on a local or branch register, at such local or branch register, and, in the case of any shares on the principal Register of Members, at the registered office of the Company.

K

59.	Inspection of Register of Members

The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

60.	Determination of record dates

Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

(a)	determining the Members entitled to receive any dividend or other distribution or allotment of any rights or the Members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for any other lawful action not expressly addressed in this Bye-law 60;

(b)	determining the Members entitled to receive notice of and to vote at any general meeting of the Company; and

(c)	determining the Members entitled to receive notice of and to consent to any action by written resolution without a general meeting of the Company.

Transfer of Shares

61.	Instrument of transfer

(1)	An instrument of transfer shall be in the usual common form or any other form which the Board may approve. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

(2)	The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(3)	If any instrument of transfer for Class B Shares is accompanied by an affidavit of the Person or Persons to whom Transfer of such Class B Share is to be made stating that each such Person is a Permitted Transferee or is acting as the nominee for a Permitted Transferee, such Class B Share shall continue to be a Class B Share following such Transfer. If any instrument of transfer for a Class B Share is not accompanied by such an affidavit, such Class B Share shall, upon Transfer, be converted into a Common Share as provided in Bye-law 50(2) (d) (i).

62.	Transfer of Shares

(1)	Subject to the restrictions contained in these Bye-laws as may be applicable, the Act, such laws or regulations as may govern the transfer of shares of the Company, including, without limitation, the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, or any agreement between any Member and the Company, any Member may transfer all or any of his shares.

(2)	The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any share which is not a fully-paid share.

(3)	The Board may refuse to register any transfer if all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have not been obtained.

(4)	If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

63.	Transfers by joint holders

The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

Transmission of Shares

64.	Representative of deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representative of the deceased Member where the deceased Member was a sole holder or a joint holder under a tenancy in which the estate of the deceased holder retains an interest in the shares, shall be the only Persons recognised by the Company as having any title to the deceased Member "s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other Persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other Person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

65.	Registration on death or bankruptcy

Any Person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some Person to be registered as a transferee of such share, and in such case the Person becoming entitled shall execute in favour of such nominee an instrument of transfer in the usual common form or any other form which the Board may approve. On the presentation thereof to the Company, accompanied by such evidence as the Company may require to prove the title of the transferor, the transferee shall be registered as a Member but the Company shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member "s death or bankruptcy, as the case may be.

Dividends and other Distributions

66.	Declaration of dividends by the Board

The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in other assets in which case the Board may fix the value for distribution of any assets.

67.	Other distributions

The Board may declare and make such other distributions (in cash or in other assets) to the Members as may be lawfully made out of the assets of the Company.

68.	Reserve fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve fund to be used to meet contingencies or for equalizing dividends or for any other special purpose.

69.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

Capitalisation

70.	Issue of bonus shares

(1)	The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company "s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

(2)	The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

Accounts and Financial Statements

71.	Records of account

(1)	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours, PROVIDED THAT if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three month period. No Member (other than an Officer or Director of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or the Company in general meeting.

(2)	No Member (not being a Director) shall be entitled to require discovery of or any information respecting any detail of the Company "s trading or any matter which is or may be in the nature of a trade secret, mystery of trade or secret process which may relate to the conduct of the business of the Company which in the opinion of the Board it will be inexpedient in the interests of the Members or the Company to communicate to the public.

72.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

73.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting. A resolution in writing made in accordance with Bye-law 35 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

Audit

74.	Appointment of Auditor

Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

75.	Remuneration of Auditor

The remuneration of the Auditor shall be fixed by the Board or in such other manner as the Members may determine.

76.	Vacation of office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor "s services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

77.	Access to books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

78.	Report of the Auditor

(1)	Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

(2)	The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3)	The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law shall be those of the United States of America or of Bermuda or of another country or jurisdiction other than Bermuda. If such standards are not those of Bermuda, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

Notices

79.	Notices to Members of the Company

A notice may be given by the Company to ~~any~~ a Member ~~either~~ :

(a)	by delivering it to such Member in person ; or

(b)	by sending it by letter mail or courier to such Member "s address in the Register of Members; or ~~to such other address~~

(c)	by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for ~~the purpose. For the purposes of this Bye-law, a notice may be sent by first class mail, courier service, cable, telex, telecopier, facsimile or other mode of representing words in a legible and non-transitory form~~ such purpose; or

(d)	in accordance with Bye-law 81(3).

80.	Notices to joint holders

Any notices required to be given to a Member shall, with respect to any shares held jointly by two or more Persons, be given to such Persons jointly in the names and to the address of such Member in the Register of Members.

81.	Service and delivery of notice

(1)	Any notice ( save for one delivered in accordance with Bye-law 81(3)) shall be deemed to have been served at the time when the same is mailed, delivered to the courier or ~~to the cable company or~~ transmitted by ~~telex, facsimile or other method~~ electronic means as the case may be, and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if mailed, and the time when it was mailed, delivered to the courier or to the cable company or transmitted by telex, facsimile or other methodelectronic means as the case may be.

(2)	In computing the period of time required in connection with any notice given hereunder, the day upon which such notice is given shall be the first day of such period.

(3)	Where a Member indicates his consent (in a form and manner satisfactory to the Board), to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

(4)	In the case of information or documents delivered in accordance with Bye-law 81(3), service shall be deemed to have occurred when (i) the Member is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

Seal of the Company

82.	The Seal

The seal of the Company , if any, shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use outside Bermuda and may authorise the use of a facsimile seal on certificates for the Company "s shares or other securities.

83.	Manner in which seal is to be affixed

~~The~~ (1)	A seal ~~of the Company shall~~ may, but need not, be affixed to any deed, instrument except, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of ~~a Director and the Secretary or any two Directors, or attested by the signature of any one or more other Persons~~ (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for ~~the purpose, provided that any Director or Officer may~~ that purpose .

(2)	A Resident Representative may, but need not, affix the seal of the Company ~~attested by such Director's or Officer's signature only to~~ certify the authenticity of any ~~authenticated~~ copies of ~~these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director or Officer. Signatures attesting the seal on certificates for the Company's shares or other securities may be printed thereon or affixed by mechanical means.~~ documents .

84.	Winding-up/distribution by liquidator

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in cash or in other assets the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purposes, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

Alteration of Bye-laws

85.	Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members at meetings of the Board and the Members, respectively, for which the notice of meeting contained notice of such proposed rescission, alteration, amendment or new Bye-law.

SCHEDULE - FORM A (Bye-law 57) NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the ........... day of ..................................19........... 20........... last, in respect of the [number] shares(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the .............. day of ............................19... 20... last, the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of ............... per annum computed from the said ........... day of .................................~~19...........~~ 20........... last on or before the ........... day of .................................~~19...........~~20........... next at the place of business of the said Company the share(s) will be liable to be forfeited.

DATED this day of , ~~19~~20...........

[Signature of Secretary]

By order the Board

APPENDIX B

2007 STOCK INCENTIVE PLAN

OF

SILVERSTAR HOLDINGS, LTD.

        1.       Purposes of the Plan. This stock incentive plan (the “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees), consultants and non-employee directors of Silverstar Holdings, Ltd. (the “Company”), a Bermuda corporation, or any Parent or Subsidiaries (as such terms are defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock options which do not qualify as ISOs (“NQSOs”), and shares of stock of the Company that may be subject to contingencies or restrictions (“Stock Awards”; collectively, with an ISO or NQSO, each an “Award”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” or any other treatment of an Award under the Code.

        2.       Stock Subject to the Plan. Subject to the provisions of Paragraph 10, the aggregate number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), for which Awards may be granted under the Plan shall not exceed 2,000,000 shares. ISOs may be granted up to the full number of shares available under the Plan. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the termination provisions of Paragraph 11, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. As further set forth in Section 9 hereof, all Awards shall be granted by one or more written instruments (the “Contract”) which shall set forth all terms and conditions of the Award.

        3.       Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the “Administrators.” Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a “non-employee director,” within the meaning of Rule 16b-3, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

        Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine each person who shall be granted an Award; the type of Award to be granted, the times when an Award shall be granted; whether an option granted to an Award Holder (as such term is defined in Paragraph 4) shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each Award; the term of each Award; the date each Award shall become exercisable; whether an Award shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any Award or installment thereof in the event of the death of the Award Holder or upon other conditions to be specified by the Administrators in the applicable Contract or subsequent thereto; whether shares of Common Stock may be issued upon the exercise of an Award as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Award; the form of payment of the exercise price; subject to Section 7 of the Plan, the fair market value of a share of Common Stock; the restrictions, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant or exercise of an Award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the grant or exercise of all or any portion of an Award, the vesting of an Award, or the shares acquired pursuant to the exercise of an Award, to the fulfillment of certain restrictions or contingencies all as specified in the Contract, including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, any Parent (if any) (as such term is defined in Paragraph 17) and any of its Subsidiaries (as such term is defined in Paragraph 17), (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment, consultancy or directorship with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an Award Holder has a Disability (as such term is defined in Paragraph 17); with the consent of the Award Holder, to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein), or to preserve any deduction under Section 162(m) of the Code or exemption under Section 409A of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

        4.       Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any Parent or any of its Subsidiaries, (b) consultants to the Company, any Parent, or any of its Subsidiaries, and/or (c) to such directors of the Company who, at the time of grant, are not common law employees of the Company, any Parent or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, an “Award Holder”). Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to any Award Holder during any calendar year under the Plan shall be 210,000 shares (the “Section 162(m) Maximum”); provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess number of shares.

        5.       Options.

                  (a)       Grant. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to one or more Award Holders.

                  (b)        Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any Award intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code or the exemption to the requirements of Section 409A of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  (c)        Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries, or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  (d)        Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any Award Holder, whose employment or consulting relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Award Holder, may exercise any option granted to the Award Holder as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 17), such option shall terminate immediately.

        For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent or any of its Subsidiaries for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed three months, or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries, a Parent, is guaranteed either by statute or by contract. If the period of leave exceeds three months and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to have terminated on the first day after the end of such three-month period.

        Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated for any reason other than the Award Holder’s death or Disability, may exercise the options granted to the Award Holder as a director who was not an employee of or consultant to the Company, any Parent or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Award Holder’s directorship is terminated for Cause, such option shall terminate immediately.

        Except as may otherwise be expressly provided in the applicable Contract, options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Award Holder so long as such Award Holder continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another), except that if an Award Holder who was an employee becomes a consultant and does not exercise vested options within the above specified three-month time period after the date of termination of employment, such options will no longer have the status of ISOs.

        Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant or advisor of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

                  (e)        Death or Disability of an Award Holder. Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder dies (a) while the Award Holder is employed by, or is a consultant to, the Company, its Parent, or any of its Subsidiaries, (b) within three (3) months after the termination of the Award Holder’s employment or consulting relationship with the Company, its Parent, and any its Subsidiaries (unless such termination was for Cause) or (c) within one (1) year following the termination of such employment or consulting relationship by reason of the Award Holder’s Disability, the options granted to the Award Holder as an employee of, or consultant to, the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder’s death, by the Award Holder’s Legal Representative (as such term is defined in Paragraph 17), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any Award Holder whose employment or consulting relationship with the Company, its Parent, and any of its Subsidiaries has terminated by reason of the Award Holder’s Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

        Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder dies (a) while the Award Holder is a director of the Company, (b) within three (3) months after the termination of the Award Holder’s directorship with the Company (unless such termination was for Cause) or (c) within one (1) year after the termination of the Award Holder’s directorship by reason of the Award Holder’s Disability, the options granted to the Award Holder as a director who was not an employee of or consultant to the Company, its Parent, or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder’s death, by the Award Holder’s Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

        6.       Stock Awards. The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to persons eligible for such grant under Paragraph 4. The grant may be for no consideration (except the minimum required by Bermuda law), or may require the Award Holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Payment for any shares so granted may be made in such manner (including for services), consistent with Bermuda law, as the Administrators may determine. Such shares may be subject to such contingencies and restrictions as the Administrators may determine, as set forth in the Contract, including the right to repurchase such shares upon specified events determined by the Administrators as set forth in the Contract, or events of forfeiture as determined by the Administrators as set forth in the Contract. Such rights of repurchase or forfeiture may be based on such factors as determined by the Administrators, including but not limited to factors relating to the tenure of the employment or consulting relationship between the Award Holder and the Company, performance criteria related to the Award Holder or the Company, and whether the relationship between the Award Holder and the Company has terminated with or without Cause or with or without the Company’s consent. Upon the issuance of the stock certificate for a Stock Award, or in the case of uncertificated shares, the entry on the books of the Company’s transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award Holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award Agreement, shall have all rights of a shareholder of record with respect to such shares, including the right to vote and to receive distributions. The shares shall vest in the Award Holder when all of the vesting restrictions and contingencies lapse, including the lapse of any rights of repurchase or forfeiture as provided in the Contract. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award Holder.

        7.       Rules of Operation.

                  (a)        Fair Market Value. The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange or the first preceding day on which closing prices were reported, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market (“Nasdaq”), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales price per share of the Common Stock on such day on Nasdaq or on the first preceding day on which sales price information is available, or (B) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on Nasdaq or the first preceding day on which sales price information is available, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day or the first preceding day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Paragraph 7(a) are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to ISOs and that is a reasonable valuation method for purposes of Section 409A of the Code.

                  (b)        Exercise. An Award (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office identifying which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) and any applicable withholding under Section 13 (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, (iii) with the authorization of the Administrators and to the extent not prohibited under the Sarbanes-Oxley Act of 2002, by delivering a full or limited recourse, interest bearing promissory note payable in one or more installments and secured by the shares of Common Stock for which the Award is exercised, for any amount of the purchase price in excess of the minimum required under Bermuda law to be paid upon issuance, or (iv) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

        The Administrators may, in their sole discretion, permit payment of the exercise price of an Award by the Award Holder’s delivery of a properly executed notice, together with a copy of the Award Holder’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        In  no case may a fraction of a share of Common Stock be purchased or issued under the Plan. (c) Stockholder Rights. An Award Holder shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Award Holder for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Award Holder using previously- acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously -acquired shares.

        8.       Compliance with Securities Laws It is a condition to the receipt or exercise of any Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

        The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an Award, that the Award Holder execute and deliver to the Company the Award Holder’s representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the receipt or exercise of an Award are being acquired by the Award Holder for the Award Holder’s own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award Holder will only be made pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award Holder, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

        In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Administrators.

        9.       Award Contracts. Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Award Holder. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of Awards and Contracts issued under the Plan need not be identical.

        10.       Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, and except as set forth below in the event of a Change in Control, in the event of a stock dividend, recapitalization, merger, consolidation, spin-off, stock-split, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, and the Section 162(m) Maximum, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 10 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), and (b) would be considered as the adoption of a new plan requiring stockholder approval or would cause any Award to lose its exemption from Section 409A of the Code. The conversion of one or more outstanding shares of preferred stock that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Paragraph 10.

        Except as may otherwise be expressly provided in an applicable Contract, in the event of a Change in Control (as defined in Paragraph 17) outstanding options shall vest in full at such date, with respect to each Award Holder who is then an employee or consultant of the Company, any Parent or any of its Subsidiaries, or a director of the Company, so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock and all outstanding options (whether or not vesting has been so accelerated) shall otherwise terminate as of the effective date of the Change in Control; provided, however, that the Award Holder shall be given notice of the Change in Control not less than five (5) days in advance so he will be given an opportunity to exercise any options prior to the Change in Control (to the extent then exercisable), which exercise may be conditioned upon consummation of such Change in Control. However, except as may be expressly provided in an applicable Contract, the shares subject to an outstanding Option shall not vest on such an accelerated basis, and such Option shall not terminate, if and to the extent that: (a) such Option is assumed (i.e., appropriate provision for any outstanding options is made by substitution on an equitable basis of appropriate stock of the Company or of the successor corporation which will be issuable in respect to one share of Common Stock of the Company) by the successor corporation (or parent thereof) in the Change in Control and the Company’s repurchase rights, if any, are concurrently assigned to such successor corporation (or parent thereof), or if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to allow the option to continue or (b) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested Option shares, or (c) the acceleration of such Option is subject to other limitations imposed by the Administrators at the time of the Award grant. Except as may otherwise be expressly provided in an applicable Contract, all outstanding repurchase rights under a Contract (for shares acquired pursuant to the exercise of an Option or shares acquired pursuant to a Stock Award), with respect to each Award Holder who is then an employee or consultant of the Company, any Parent or any of its Subsidiaries, or a director of the Company, shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, and any other Stock Awards for which outstanding purchase rights have not then terminated pursuant to vesting of the shares of Common Stock in the event of the Change in Control shall be terminated, without the vesting of the shares of Common Stock covered thereby and the applicable repurchase rights exercised as of the effective date of the Change in Control, except to the extent that (x) those repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such transaction or, if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to provide for the continuation of such repurchase rights or (y) such accelerated vesting is precluded by other limitations imposed by the Administrators at the time the Award is granted.

        The Administrators shall have the discretionary authority, exercisable at the time the unvested Award shares are issued or any time while the repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares subject to those terminated rights shall immediately vest, in the event that the Award Holder’s employment, consultancy or directorship should subsequently be terminated by the Company or the successor without Cause within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof).

        11.       Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on June 27, 2007. No Award may be granted under the Plan after June 27, 2017. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 or Sections 162(m) or 409A of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an Award Holder under any Award previously granted under the Plan without such Award Holder’s consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

        12.       Non-Transferability. Except as may otherwise be expressly provided in the applicable Contract, no option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the Award Holder, only by the Award Holder or the Award Holder’s Legal Representatives. Except as may otherwise be expressly provided in the applicable Contract, a Stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

        13.       Withholding Taxes. The Company, or its Parent or Subsidiary, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market equal to the amount which the Administrators determine is necessary to satisfy the minimum obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Award Holder to pay to the Company such amount, in cash, promptly upon demand.

        14.       Legends; Payment of Expenses; Share Escrow. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Award Holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

        The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

        Shares with respect to Stock Awards may, in the Administrator’s discretion, be held in escrow by the Company until the Award Holder’s interest in such shares vests.

        15.       Use of Proceeds. The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

        16.       Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior Awards of a Constituent Corporation (as such term is defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation

        17.       Definitions.

                  (a)        “Cause,” in connection with the termination of an Award Holder, shall mean (i) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such Award Holder, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Company and such Award Holder, or (iii) in the absence of both of the foregoing, (A) conviction of such Award Holder for any felony or the entering by him of a plea of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Award Holder to perform any of the Award Holder’s reasonable duties and responsibilities assigned to him and the failure of the Award Holder to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Award Holder that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Award Holder of the requirements of such Contract, any other contract or agreement between the Company and such Award Holder or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

                  (b)        “Constituent Corporation” shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                  (c)        “Change in Control” shall mean

                                (i)        any of the following transactions effected with a Person not an Affiliate of the Company immediately prior to the transaction:

(A) a merger or consolidation of the Company with or into another entity; (B) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another entity, or other consideration provided by such entity; or (C) the issuance of equity securities of the Company or securities convertible into equity securities, in exchange for securities of another entity or other consideration provided by such entity; and in the case of either (A), (B) or (C) the Company’s shareholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other entity or Affiliate thereof, if such person was a shareholder of the Company prior to the transaction) of the voting power of any of the following: (X) the Company; (Y) such other entity; or (Z) any direct or indirect Parent of such other entity; provided, however, that the above percentage will be seventy percent (70%) (in lieu of fifty percent (50%)) if the Company is at the time of the event described in this subparagraph (c)(i) a reporting company under the Securities Exchange Act of 1934;

                                (ii)        a sale of all or substantially all of the Company’s assets to a third party not an Affiliate of the Company immediately prior to such transaction; excluding, however, a sale of assets pursuant to a reorganization, merger, consolidation or other transaction involving the Company that will not itself constitute a Change in Control pursuant to subsections (c)(i) or (iii) of this definition.

                                (iii)        any person or entity (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; excluding, however, any person or entity acquiring such beneficial ownership (A) directly from the Company or from an Affiliate of the company who acquired such beneficial ownership directly from the Company (including any acquisition resulting from exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities acquired from the Company or such an Affiliate), and (B) pursuant to a reorganization, merger or consolidation involving the Company which does not itself constitute a Change in Control pursuant to subsection (c)(i) of this definition; provided, however, that the above percentage will be fifty percent (50%) (in lieu of thirty percent (30%)) if the Company is at the time of an event described in this subparagraph (c)(iii) a reporting company under the Securities Exchange Act of 1934;

                                (iv)        during any period of not more than 12 months (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by shareholders of the Company of each new director was approved or ratified by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or who were new directors approved by such a vote; provided, however, that this subparagraph (c)(iv) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iv), a reporting company under the Securities Exchange Act of 1934; or

                                (v)        the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; excluding, however, a complete liquidation or dissolution of the Company pursuant to a reorganization, merger or consolidation involving the Company which does not itself constitute a Change in Control pursuant to subsection (c)(i) of this definition.

        For the purposes of this definition, the term “Affiliate” of any person or entity (“Person”) shall mean any other person or entity which controls, is controlled by, or is under common control with such Person. As used herein, “control” shall mean the possession, directly or indirectly, of more than fifty percent (50%) of the total value or voting power of the other person or entity.

                  (d)        “Disability” shall mean a permanent and total disability within the meaning of

Section 22(e)(3) of the Code.

                  (e)        “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Award Holder with respect to an Award granted under the Plan.

                  (f)        “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code.

                  (g)        “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

        18.       Section 409A. Notwithstanding anything to the contrary contained herein, none of the awards issuable under this Plan are intended to be deferred compensation pursuant to Section 409A of the Code. Towards that end, all options under the Plan shall contain such terms as will qualify the options for the exemption from Section 409A of the Code in accordance with the Treasury Regulation Section 1.409A-1(b)(5) and all Stock Awards under the Plan shall contain such terms as will qualify the Stock Awards for exemption from Section 409A of the Code in accordance with Treasury Regulation Section 1.409A-1(b)(6). This Plan’s provisions will be administered and construed by the Administrators in a manner to fulfill such intent. Notwithstanding the foregoing, the Company shall not be liable to any Award Holder if any Award fails to be exempt or in compliance with Section 409A of the Code.

        19.       Governing Law. The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of Bermuda, other than those laws which would defer to the substantive law of the other jurisdiction.

        Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

        20.       Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

        21        Stockholder Approval. The Plan shall be subject to approval of the Company’s stockholders. No options granted hereunder may be exercised prior to such approval, provided, however, that upon receiving stockholder’s approval the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before June 27, 2008, the Plan and any Awards granted hereunder shall terminate.

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